Consulting Group
Capital Markets Funds
Money Market Fund Ticker: TGMXX
Summary Prospectus   »   January 1, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2016, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.
Investment objective
To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.08%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses**	0.21%
*Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.
**Effective January 1, 2016, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by CGAS. This contractual waiver and reimbursement will only apply if the Fund’s total operating costs exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total operating costs if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2017. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$274	$841	$1,435	$3,041
Principal investment strategies
The Fund invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), at the time of acquisition.
Credit quality. The Fund invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.
Consulting Group Capital Markets1

Maturity. Individual securities must have remaining maturities of 397 days or less. Maturity means the date on which the principal amount of debt security is due and payable. The Fund maintains an average dollar-weighted portfolio maturity of 60 days or less.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. The longer the Fund’s maturity, the more sensitive it will be to interest rate movements. During periods when interest rates are low, the Fund’s yield will be low. During times of extreme financial crisis, the Federal Reserve may lower interest rates to very low levels, thereby exacerbating this risk.
➤ Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a Fund investment could cause the Fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
➤ Liquidity risk, which is when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the Fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s net asset value and remaining Fund shareholders.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Regulatory risk, which is the risk that the Fund will be affected by new regulations.  The U.S. Securities and Exchange Commission recently adopted changes to the regulations governing money market mutual funds, such as the Fund. Although most of these changes do not go into effect until October 2016, as the compliance date for these new regulations approaches, the Fund may incur certain compliance and operating costs.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2014
Money Market Fund
Fund’s best and worst calendar quarters
Best: 1.22% in 2nd quarter 2007
Worst: 0.00% 4th quarter 2013
Year-to-date: 0.00% (through 3rd quarter 2015)
Average Annual Total Returns (for the periods ended December 31, 2014)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	0.00%	0.17%	1.47%
90-day T-bill Index	0.03%	0.07%	1.46%
Lipper Money Market Funds Average	0.01%	0.02%	1.45%
The Fund’s 7-day yield as of December 31, 2014 was 0.15%.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the rate of return reflected in the 90-day Treasury Bill Index. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
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Additionally, the Fund compares its performance to the Lipper Money Market Funds Average. The Lipper Money Market Funds Average is composed of the 30 largest funds in the Lipper Money Market Funds Category. These funds invest in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-adviser
The Dreyfus Corporation
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $10,000.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Company Act File No. 811-06318
®2016 Morgan Stanley Smith Barney LLC
(“MSSB”). CGAS is an affiliate of MSSB.
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